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                                                                    Exhibit 23.2



                      CONSENT OF BRADSHAW, SMITH & CO., LLP

As independent public accountants, we hereby consent to the incorporation by reference of our report in this 10-KSB, into the Company's previously filed Registration Statements on Form S-8, File No. 33-30985.

                                                  /s/ BRADSHAW, SMITH & CO., LLP